UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2021

LIMBACH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note:
This amendment on Form 8-K/A amends the Current Report on Form 8-K filed by Limbach Holdings, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on December 3, 2021 (the “Initial Form 8-K”). The Initial Form 8-K described, among other matters, the completion of the Company’s acquisition (such acquisition and related transactions, the “Jake Marshall Transaction”) of both Jake Marshall, LLC (“Jake Marshall”) and Coating Solutions, LLC (“Coating Solutions” and together with Jake Marshall, the “Acquired Entities”).
This amendment to the Initial Form 8-K on Form 8-K/A amends and supplements the Initial Form 8-K to include the consolidated financial statements of Jake Marshall and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Initial Form 8-K. The consolidated financial statements of Jake Marshall include the accounts of Jake Marshall and Coating Solutions. Coating Solutions is a variable interest entity, in which Jake Marshall is the primary beneficiary and is therefore consolidated by Jake Marshall in its financial statements. This Current Report on Form 8-K/A should be read in conjunction with the Initial Form 8-K, which provides a more complete description of the Jake Marshall Transaction.
The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, are based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations or consolidated statement of financial condition would have been had the Jake Marshall Transaction and other adjustments been completed as of the dates indicated or will be for any future periods.

Item 9.01	Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.
The audited consolidated financial statements of Jake Marshall and Coating Solutions as of and for the year ended December 31, 2020 are filed herewith as Exhibit 99.1 and are incorporated in their entirety herein by reference.
The unaudited condensed consolidated financial statements of Jake Marshall and Coating Solutions as of and for the nine months ended September 30, 2021 are filed herewith as Exhibit 99.2 and are incorporated in their entirety herein by reference.
(b)    Pro Forma Financial Information.
Unaudited pro forma financial information for the year ended December 31, 2020 and as of and for the nine months ended September 30, 2021, are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

Exhibit No.	Description
23.1	Consent of Independent Certified Public Accountants
99.1	Audited consolidated financial statements of Jake Marshall and Coating Solutions as of and for the year ended December 31, 2020
99.2	Unaudited condensed consolidated financial statements of Jake Marshall and Coating Solutions as of and for the nine months ended September 30, 2021
99.3	Unaudited condensed combined pro forma financial statements for the year ended December 31, 2020 and as of and for the nine months ended September 30, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Chief Financial Officer

Dated: February 11, 2022